SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
( ) Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                     William Salek, Chief Financial Officer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
     0-11.

     1)   Title of each class of securities to which transaction applies:
          ......................................................................

     2)   Aggregate number of securities to which transaction applies:
          ......................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
          ......................................................................

     4)   Proposed maximum aggregate value of transaction:
          ......................................................................

     5)   Total fee paid:
          ......................................................................

( )  Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ........................

     2)   Form, Schedule or Registration Statement No.:
          ........................

     3)   Filing Party:
          ........................

     4)   Date Filed:
          ........................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 15, 2005

     TO THE STOCKHOLDERS OF COMMON STOCK AND CONVERTIBLE PREFERRED STOCK:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Colonial Commercial Corp. will be held at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, NY 11576 on June 15, 2005 at 10:30 A.M. local time, for the following purposes:

     1. To elect six Common Stock directors to serve for the term set forth in the accompanying proxy statement.

     2. To elect three Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

     3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors and Audit Committee of Weiser LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2005.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2004 are enclosed herewith. Only holders of record of Common Stock and Convertible Preferred Stock of the Company at the close of business on April 29, 2005 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of Common Stock will be entitled to vote for the election of Common Stock directors and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, at the office of the Secretary of the Company, at 120 New South Road, Hicksville, New York 11801.

                                             By Order of the Board of Directors,
Hicksville, New York                                               William Salek
April 29, 2005                                                         Secretary

--------------------------------------------------------------------------------
|  IMPORTANT                                                                   |
| YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU | | ARE PLANNING TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY | | AS SOON AS POSSIBLE. A POSTAGE-PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED |
|  FOR YOUR CONVENIENCE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT  |
|  AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY         |
|  WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO     |
|  STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.              |
--------------------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP.
                               120 NEW SOUTH ROAD
                           HICKSVILLE, NEW YORK 11801

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 15, 2005

                                 PROXY STATEMENT
                                 ---------------

     This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of Colonial Commercial Corp. (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, NY 11576 at 10:30 A.M., on June 15, 2005 (the "Meeting") or any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This proxy statement and the enclosed form of proxy have been mailed to stockholders of record on or about April 29, 2005.

     Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. The cost of soliciting proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of proxy materials solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. Properly executed proxies will be voted in accordance with the instructions given by stockholders at the places provided for such purpose in the accompanying proxy. Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such proxies FOR the election of the nominees as listed in this proxy and FOR the selection of Weiser LLP as independent auditors. All shares represented by a properly executed proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies.

     Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

     Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

     Holders of Common Stock and Convertible Preferred Stock may vote on the ratification of the selection of Weiser LLP as the Company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of Weiser LLP as the Company's independent public accountants.

     On April 29, 2005, a copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 2004 has been mailed with this proxy statement to each holder of Common Stock and each holder of Convertible Preferred Stock as of the record date of April 29, 2005. The record date was fixed by the Board of Directors for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                VOTING SECURITIES
                                -----------------

     As of the record date, the Company had 4,172,520 outstanding shares of Common Stock and 790,360 outstanding shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common Stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of Weiser LLP as the Company's independent public accountants, and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the meeting in determining the presence of a quorum

     The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 2,084,886 shares (49.97%) of Common Stock and 175,717 shares (22.23%) of
Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management)

                          ITEM 1.  ELECTION OF DIRECTORS
                          ------------------------------

     The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of three directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of six directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

     Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of
E. Bruce Fredrikson, Melissa Goldman, Michael Goldman, Bernard Korn, William Pagano, and Carl L. Sussman, and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. William Koon, Ronald Miller and Jack Rose. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
               --------------------------------------------------

       Name                  Age           Position with the Company
-----------------------  -----------  -----------------------------------

Common Stock Directors
----------------------
and Executive Officers:
-----------------------

E. Bruce Fredrikson          67       Director, Chairman of
                                      Audit Committee
Melissa Goldman              37       Director
Michael Goldman              66       Director
Bernard Korn                 80       Chairman of the Board, President and
                                      Chief Executive Officer of the Company
William Pagano               65       President of Universal, Director
William Salek                44       Chief Financial Officer, Secretary
Carl L. Sussman              80       Director

-------------------------------------

Paul H. Hildebrandt          67       Director (resigned January 28, 2005)
James W. Stewart             59       Executive Vice President, Treasurer and
                                      Secretary of the Company, Director
                                      (resigned October 19, 2004)
-------------------------------------

Convertible Preferred
---------------------
Stock Directors:
----------------

William Koon                 74       Director
Ronald Miller                61       Director
Jack Rose                    86       Director

Dr. E. Bruce Fredrikson

Dr. E. Bruce Fredrikson has been a Director of the Company since January 28, 2005. Dr. Fredrikson is currently an independent consultant in corporate finance and governance. He is Professor of Finance, Emeritus, at Syracuse University's Martin J. Whitman School of Management where he taught from 1966 until his retirement in May 2003. He is a director of Consumer Portfolio Services, Inc., a consumer finance company and of Track Data Corporation, a financial services company. Dr. Fredrikson holds an A.B. in economics from Princeton University and a M.B.A. in accounting and a Ph.D. in finance from Columbia University.

Melissa Goldman

Melissa Goldman has been a Director of the Company since October 22, 2004. Ms. Goldman has been the Chief Operating Officer of Goldman Associates of NY, Inc., an appliance distributor, since 1996, and is also a member of the Board of Directors of said company. Ms. Goldman holds a B.A. from Lehigh University and a Masters Degree in Environmental Management from Duke University. Previously, she was employed as an Environmental Consultant for a private consulting firm. Ms. Goldman is the daughter of Michael Goldman.

Michael Goldman

Michael Goldman has been a Director of the Company since September 29, 2004. Mr. Goldman has been the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates of NY, Inc., an appliance distributor, since 1987. Mr. Goldman is a certified public accountant and holds a B.S. in Accounting from Brooklyn College and an M.B.A. in Management from Syracuse University. Mr. Goldman is the father of Melissa Goldman.

Bernard Korn

Bernard Korn has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in 1964. Mr. Korn became a certified public accountant in 1952 and is the holder of a B.S. in Accounting from Long Island University. He is also the holder of an honorary degree, Doctor of Humane Letters, from Long Island University.

William Pagano

William Pagano has been the President of Universal Supply Group, Inc. ("Universal"), a wholly owned subsidiary of the Company, since November, 1998 and was appointed as a Director of the Company in February 2002. Prior to November, 1998, Mr. Pagano was engaged in the practice of law for 20 years. Mr. Pagano holds a B.S. in Industrial Management, and an M.B.A., both from Fairleigh Dickinson University. He also holds a J.D. from Seton Hall University and is an attorney at law licensed in the State of New Jersey.

William Salek

William Salek has been the Vice President of Universal since June 1999 and was appointed as the Chief Financial Officer of the Company in October 2004 and Secretary of the Company in February 2005. Mr. Salek holds a B.S. in Accounting from Clarion University. He has been employed by Universal since 1983.

Carl L. Sussman

Carl L. Sussman has been a Director of the Company since 1964. Mr. Sussman holds a B.S. in Pharmacy from Long Island University. He was a practicing pharmacist and a Vice President of Southern Mortgage Associates, Inc., a licensed mortgage banking company. He is currently retired and is a private investor in the Company.

William Koon

William Koon has been a Director of the Company since 1983. Mr. Koon has been Chairman of the Board of Republic Mills, Inc. since 1995, a manufacturer of pet feed and related products, and Chairman of the Board of Lord's Enterprises, Inc. since 1958, a grain storage and sales company, and owner and manager of farms.

Jack Rose

Jack Rose has been a Director of the Company since 1983. Mr. Rose is a farm owner and manager. Mr. Rose is a former President of the Ohio Farmers' Union and a former member of the Executive Advisory Board of Ohio State University. He is retired and is a private investor in the Company.

Ronald Miller

Ronald Miller has been a Director of the Company since 1983. Mr. Miller holds a B.S. in Education from Ohio State University and a J.D. from Ohio State University. Mr. Miller has been engaged in the practice of law since 1969 and as a sole practitioner since 1988. He is an acting Judge of Auglaize County Municipal Court in the State of Ohio.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table sets forth, as of April 7, 2005, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.


                         Common Stock                   Convertible Preferred Stock
                         ------------                   ---------------------------

                         Amount and                     Amount and
                         Nature of                      Nature of
Name of Beneficial       Beneficial        Percent      Beneficial  Percent
Owner                    Ownership*        of Class     Ownership   of Class
-------------------------------------------------------------------------------

Officers and Directors:
-----------------------

E. Bruce Fredrikson           5,000   (1)                      500

Melissa Goldman               5,400   (1)

Michael Goldman             933,000   (2)       21.58%

William Koon                 18,741   (3)                    6,259

Bernard Korn                629,255   (4)       14.40%     119,694       15.14%

Ronald H. Miller             12,893   (5)                      893

William Pagano              667,973   (6)       15.81%

Jack Rose                   204,567   (7)        4.83%      48,371        6.12%

William Salek                61,667   (8)        1.47%

Carl L. Sussman             112,107   (9)        2.68%


                                        8

All Officers and
----------------
Directors as a group      2,650,603             56.42%     175,717       22.23%
-------------------------------------------------------------------------------

Other holders of
----------------
over 5%:
--------

Rita C. Folger              478,719  (10)       11.38%          61

Richard Rozzi               399,365              9.57%
-------------------------------------------------------------------------------

Total all Officers,
-------------------
Directors and over
------------------
5% holders as a
---------------
Group                     3,528,687             74.58%     175,778       22.24%
-------------------------------------------------------------------------------

The beneficial owners listed above have all given a business address of 120 New South Road, Hicksville, New York 11801.

* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

(1) Ms. Melissa Goldman and Mr. E. Bruce Fredrikson, each are the beneficial owners of less than one percent of the Company's outstanding securities. As a result, their respective percentages of ownership have not been disclosed.

(2) Consists of 183,000 shares of Common Stock, a warrant to purchase 150,000 shares of Common Stock at a conversion price of $3.00 per share, and 600,000 shares of Common Stock held by Goldman Associates of NY, Inc. Michael Goldman is the beneficial owner of the shares held by Goldman Associates of NY, Inc. Excludes 20,000 shares of Common Stock owned by Eileen Goldman who is the wife of Mr. Goldman, of which shares Goldman Associates of New York, Inc. and Michael Goldman disclaim beneficial ownership. Eileen Goldman disclaims beneficial ownership of shares owned by her husband and Goldman Associates of New York, Inc.

(3) Consists of 482 shares of Common Stock, 12,000 shares of Common Stock issuable at any time upon exercise of options, and 6,259 shares of Common Stock issuable upon conversion of 6,259 shares of Convertible Preferred Stock. Excludes 10,600 shares of Common Stock and 5,000 shares of Convertible Preferred Stock owned by the wife of Mr. Koon. Mr. Koon disclaims beneficial ownership of his wife's shares and Ms. Koon disclaims beneficial ownership of her husband's shares. Mr. Koon is the beneficial owner of less than one percent of the Company's outstanding securities, and as a result, his respective percentage of ownership has not been disclosed.

(4) Consists of 432,561 shares of Common Stock, 77,000 shares of Common Stock issuable at any time upon exercise of options, and 119,694 shares of Common Stock issuable upon conversion of 119,694 shares of Convertible Preferred Stock.

(5) Consists of 12,000 shares of Common Stock issuable at any time upon exercise of options, and 893 shares of Common Stock issuable upon conversion of 893 shares of Convertible Preferred Stock. Mr. Miller is the beneficial owner of less than one percent of the Company's outstanding securities, and as a result, his respective percentage of ownership has not been disclosed.

(6) Consists of 614,640 shares of Common Stock, 20,000 shares of Common Stock issuable at any time upon exercise of options, and 33,333 shares of Common Stock issuable at any time upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share.

(7) Consists of 144,196 shares of Common Stock, 12,000 shares of Common Stock issuable at any time upon exercise of options, and 48,371 shares of Common Stock issuable upon conversion of 48,371 shares of Convertible Preferred Stock.

(8) Consists of 40,000 shares of Common Stock, 5,000 shares of Common Stock issuable at any time upon exercise of options, and 16,667 shares of Common Stock issuable at any time upon conversion of a $50,000 Convertible Note at a conversion price of $3 per share.

(9) Consists of 56,000 shares of Common Stock, 12,000 shares of Common Stock issuable at any time upon exercise of options and 44,107 shares of Common Stock owned jointly by Mr. Sussman and his wife.

(10) Consists of 445,325 shares of Common Stock, 33,333 shares of Common Stock issuable at any time upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share and 61 shares of Common Stock issuable upon conversion of 61 shares of Convertible Preferred Stock. Excludes 5,000 shares of Common Stock issuable to Oscar Folger at any time upon exercise of options. Oscar Folger is the husband of Rita Folger. Mr. Folger disclaims beneficial ownership of his wife's shares, and Mrs. Folger disclaims beneficial ownership of her husband's shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     The Company leases a store with a warehouse located in Wharton, New Jersey comprising of 27,000 square feet from a company owned by Mr. Paul Hildebrandt under a lease that expires in June 2010. The Company paid Mr. Hildebrandt's company $206,097 and $195,030 during the years ended December 31, 2004 and 2003, respectively. The Company owes Mr. Hildebrandt $170,000 pursuant to two notes:
(a) a subordinated note in the amount of $120,000, paid $30,000 annually commencing December 31, 2004 and (b) a $50,000 convertible note due 50% on June 1, 2008 and 50% on June 1, 2009. Mr. Hildebrandt served as a Director of the Company from July 29, 2004 to January 28, 2005. William Salek, the Company's Chief Financial Officer, is the son-in-law of Mr. Hildebrandt.

     Pursuant to the Private Placement Agreement, Goldman Associates agreed that it and its affiliates will not until May 31, 2008 without the prior written consent of the Board of Directors of the Company (i) acquire, agree to acquire or make any proposal to acquire any voting securities or assets of the Company or any of its affiliates, (ii) propose to enter into any merger, consolidation, recapitalization, business combination, or other similar transaction involving the Company or any of its affiliates, (iii) make, or in any way participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its affiliates or (iv) form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, in connection with any of the foregoing or (v) advise, assist or encourage any other persons in connection with the foregoing.

     Messrs. Goldman, Korn, Pagano, Rozzi, and Ms. Folger each signed a stock purchase and sale standstill agreement in which such stockholder agreed that without the written consent of the Company until May 31, 2008 he or she would not (i) purchase any stock of the Company or (ii) sell any stock of the Company to any person if the sale would create a new 5% stockholder unless such person first enters into a similar standstill agreement.

     In the event that Mr. Pagano is no longer chief executive officer of the Company's wholly owned subsidiaries, by reason other than disability or death, the Company will be considered in default of its credit agreement with Wells Fargo Business Credit, Inc. unless a waiver is obtained.

     The Company owes Goldman Associates, a private Company controlled by Michael Goldman, $750,000 pursuant to a secured note which is subordinate to the Company's senior secured lender, bearing interest at the prime rate and due on June 30, 2008.

     Mr. Pagano, Mr. Salek, Ms. Folger and Eileen Goldman are holders of convertible unsecured notes in the amounts of $100,000, $50,000, $100,000 and $25,000, respectively, issued pursuant to the terms of a private placement made on July 29, 2004. Eileen Goldman is the wife of Michael Goldman.

     On April 12, 2005, Pioneer Realty Holdings, LLC, a New York limited liability company, purchased certain real property owned by Zanzi Realty, Inc., located in Fishkill, New York, that was under a lease by the prior landlord to RAL, a wholly owned subsidiary of the Company. Each of Messrs. Pagano and Paul Hildebrandt has a 35% interest in the purchasing entity. Each of Rita Folger and Jeffrey Folger has a 4% interest in this entity. Mr. Hildebrandt served as a Director of the Company from July 29, 2004 to January 28, 2005. Jeffrey Folger is the son of Oscar Folger and his wife Rita Folger.

     Oscar Folger served as counsel to the Company through April 20, 2005. In 2004 the Company paid to Mr. Folger a total of $71,115 in legal fees and expenses.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                -------------------------------------------------

     The Company believes that during the period from January 1, 2004 through December 31, 2004 all officers, directors and greater than ten-percent beneficial owners complied with Section 16(a) filing requirements.

    INFORMATION CONCERNING OPERATION OF THE BOARD OF DIRECTORS AND COMMITTEES
    -------------------------------------------------------------------------

                              INDEPENDENT DIRECTORS
                              ---------------------

     The Board of Directors is comprised of nine members, of which five are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200. The five independent directors are E. Bruce Fredrikson, William Koon, Ronald Miller, Jack Rose and Carl L. Sussman.

                       MEETINGS OF THE BOARD OF DIRECTORS
                       ----------------------------------

     During the year ended December 31, 2004, the Board of Directors had eight meetings. Mr. Rose attended five of the eight Board meetings. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders. The nine incumbent directors in office 2004 attended the last annual meeting, which was held in 2004.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                      ------------------------------------

                                 AUDIT COMMITTEE
                                 ---------------

     The Board of Directors has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and a Common Stock Directors Nominating Committee. The Board does not have a Compensation Committee, or any other committee of the Board of Directors performing equivalent functions.

     The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are E. Bruce Fredrikson, Ronald Miller and William Koon. The Board of Directors has determined that it has two audit committee financial experts serving on the audit committee, Dr. Fredrikson and Ronald Miller. Both Dr. Fredrikson and Mr. Miller are independent directors as defined in Item 7(d)(3)(iv) of Schedule 14A.

     The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors to the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. To carry out its responsibilities, the Audit Committee met four times during fiscal 2004. The Board of Directors has determined that the members of the Audit Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

                              NOMINATING COMMITTEES
                              ---------------------

     The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon, each of whom are independent directors, as defined in the NASDAQ Stock Market's Marketplace Rule 4200. This committee met once in 2005. The committee is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors by the holders of the Convertible Preferred Stock. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. The committee does not have a written charter and although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2004 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

     The members of the Common Stock Directors Nominating Committee are Messrs. Goldman, Korn and Pagano, who are not independent directors as defined in the NASDAQ Stock Market's Marketplace Rule 4200. This committee met once in
2005. This committee is responsible for recommending to the Board of Directors the names of qualified persons to be nominated for election as directors by the holders of the Common Stock. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. The Committee does not have a written charter and although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2004 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

     The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Stockholders" below. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

     The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during the calendar year 2004.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

     In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors. The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee." SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and
(vi) any difficulties encountered in performing the audit. In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees." The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                         MEMBERS OF THE AUDIT COMMITTEE
                         ------------------------------

                          E. Bruce Fredrikson, Chairman
                                  William Koon
                                  Ronald Miller

                  FISCAL 2004 AND 2003 ACCOUNTING FIRM SUMMARY
                  --------------------------------------------

Audit Fees
----------

     The audit fees for 2004 and 2003 were $170,125 and $152,375, respectively. All services provided by independent accountants were approved by the audit committee. Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual statements, for review of interim consolidated financial statements included in quarterly reports and services that are normally provided by Weiser LLP in connection with statutory and regulatory filings or engagements.

Audit Related Fees
------------------

     The audit related fees for 2004 and 2003 were $0.00 and $10,475, respectively. Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

Tax Fees
--------

     Tax fees for 2004 and 2003 were $0.00 and $10,000, respectively. Tax Fees consist of fees billed for professional services rendered for tax compliance. These services include assistance regarding federal, state and local tax compliance.

Other Fees
----------

     There were no other fees for professional services rendered to the Company during the fiscal years 2004 and 2003, other than the service reported above.

The Audit Committee Pre-Approval Policies:
------------------------------------------

     Meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit;

     Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approves the fees and other terms of any such engagement; and

     Obtains periodically from the independent auditor a formal verbal communication of the matters required to be discussed by Statements of Auditing Standards No. 61 and SEC Rule 10(a). In addition, the Company obtains a letter describing all relationships between the auditor and the Company and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

            STOCKHOLDERS' COMMUNICATIONS WITH THE BOARD OF DIRECTORS
            --------------------------------------------------------

     Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations Department at 516-681-4647. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Colonial Commercial Corp., c/o Corporate Secretary, 120 New South Road, Hicksville, New York 11801. Any communications must contain a clear notation indicating that it is a "Stockholder-Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

                      EXECUTIVE AND DIRECTORS' COMPENSATION
                      -------------------------------------

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 2004, 2003 and 2002 to Bernard Korn, William Pagano and William Salek, the only executive officers of the Company and its subsidiaries whose compensation exceeded $100,000.

                                    SUMMARY COMPENSATION TABLE
                                    --------------------------
                                                                         Long-Term
                                                                       Compensation
Name and Principal                           Annual Compensation           Stock
Position                         Year      Salary ($)    Bonus ($)    Options (Shares)
---------------------------  -----------  -----------  -------------  ----------------
Bernard Korn                        2004      150,000              -
Chairman of the Board,              2003      158,654              -            60,000
President, Chief Executive          2002      200,000              -                 -
Officer and Director

William Pagano                      2004      200,000        240,862                 -
President, Universal                2003      200,000        232,257                 -
                                    2002      200,000        194,734                 -

William Salek                       2004      105,000         27,350                 -
CFO, Colonial Commercial            2003       95,000         25,736                 -
Corp. and Vice President of         2002       85,000         13,125                 -
Finance, Universal

     The above table does not include certain perquisites and other personal benefits, the total value of which does not exceed the lesser of $50,000 or 10% of such person's cash compensation.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
    --------------------------------------------------------------------------
                                     VALUES
                                     ------

     The following table sets forth information concerning the value of unexercised stock options at the end of the 2004 fiscal year for the persons named in the Summary Compensation Table.

                                                                 Value of
                                              Number of      Unexercised In-
                                             Unexercised        The-Money
                     Shares                   Options at        Options at
                  Acquired on     Value     Fiscal Year-End   Fiscal Year-End
                    Exercise    Realized     Exercisable/      Exercisable/
                      (#)         ($)        Unexercisable     Unexercisable
                -------------------------------------------------------------
Bernard Korn               0             0         87,000/0  $        121,800
William Pagano             0             0         20,000/0  $         28,000
William Salek              0             0          5,000/0  $          7,000

     There are no stock appreciation rights, long-term incentive plans or pension plans.

     EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
     ------------------------------------------------------------------------
                                  ARRANGEMENTS
                                  ------------

     Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 2008, at an annual compensation of $150,000 per annum for the years 2004 and 2005 and increasing to $200,000 per annum for the period January 1, 2006 through December 31, 2008. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

     Mr. Pagano is employed pursuant to an employment agreement expiring on December 31, 2005 at a compensation of $200,000 per annum. The agreement also provides for additional incentive compensation based on a percentage of earnings, as defined, of Universal.

     Effective January 1, 2005, Mr. Salek is employed pursuant to an employment agreement expiring on December 31, 2007 at a compensation of $120,000 per annum. The agreement also provides for additional incentive compensation based on a percentage of earnings, as defined, of Universal.

     Mr. Salek is the Chief Financial Officer of the Company and Vice President and Director of Universal, a wholly owned Subsidiary of the Company. Mr. Pagano is an executive officer of Universal and a Director of the Company. Mr. Korn is the Chairman of the Board and executive officer of the Company and a Director of Universal, a wholly owned Subsidiary of the Company.

     Note: See "Certain Relationships and Related Transactions."

                             DIRECTORS' COMPENSATION
                             -----------------------

Members of the Board of Directors, other than those employed by the Company or its Subsidiaries, receive a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $2,000. Effective April 1, 2005, outside Directors' fees were increased to $12,000 annually consisting of an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board, limited to $4,000 per annum. Members of the Board of Directors, employed by the Company or its Subsidiaries, receive no fees.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
           -----------------------------------------------------------

     The Company does not have a Compensation Committee or any other committee of the Board of Directors performing equivalent functions. Decisions regarding compensation of executive officers of the Company are made by the Board of Directors. Two of the company's executive officers, Bernard Korn and William Pagano, are directors of the Company. Each of these individuals participated in deliberations of the Board during the fiscal year ended December 31, 2004 concerning executive officer compensation, except that they abstained from deliberations and voting regarding their own compensation.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION
              ----------------------------------------------------

     The following Board of Directors' report on executive compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

     As required by the rules established by the Securities and Exchange Commission, the Board of Directors has prepared the following report on the compensation policies of the Board of Directors applicable to the Company's executive officers.

     The Company's executive compensation policies and programs are designed to retain talented executives and motivate them to achieve business objectives that will enhance stockholder value.

     The following is the Board's compensation policy: The Board of Directors (the "Board") is responsible for determining the annual salary, short-term and long-term incentive compensation, stock awards and other compensation of the executive officers. In its deliberations regarding compensation of executive officers, including the chief executive officer, the Board considered the following factors: (a) Company performance, both separately and in relation to similar companies, (b) the individual performance, experience and scope of responsibilities of each executive officer, (c) compensation and stock award information disclosed in the proxy statements of other companies, (d) historical compensation levels and stock awards at the Company, (e) the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent and (f) the recommendations of management. The assessments were not subject to specific weightings or formulas. There was no pay increase for the Chief Executive Officer or other executive officers for fiscal 2004.

The Company's compensation program for executives consists of three elements:

     -  a base salary,
     -  a performance-based annual bonus, and
     -  periodic grants of stock options.

Base Salary
-----------

     The salaries for the executive officers are designed to retain qualified and dedicated executive officers. The Board of Directors reviews salary recommendations made by the Company's Chief Executive Officer (CEO), and evaluates individual responsibility levels, performance and length of service.

Annual Bonus
------------

     Bonus compensation provides the Company with a means of rewarding performance based upon the attainment of corporate profitability during the year. Mr. Pagano and Mr. Salek, pursuant to their employment contracts, receive annual bonuses based upon a percentage of earnings of the Company's subsidiaries. Mr. Pagano and Mr. Salek accrued a bonus of $240,862 and $27,350, respectively, for the year ended December 31, 2004.

Stock Options
-------------

     During 2004, no stock options were granted to the Company's employees, or the executive officers.

                     CHIEF EXECUTIVE OFFICER'S COMPENSATION
                     --------------------------------------

     The CEO's compensation was determined on the basis of the same factors utilized to compensate other executives.

                           by: The Board of Directors


          E. Bruce Fredrikson                       Melissa Goldman
          Michael Goldman                           William Koon
          Bernard Korn (Chairman)                   Ronald Miller
          William Pagano                            Jack Rose
                               Carl L. Sussman

                      Comparison of Five Year Cumulative Return*
                             Among Colonial Commercial Corp.
             The NASDAQ Stock Market (U.S.) Index and The Russell 2000 Index

                            12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
                            --------  --------  --------  --------  --------  --------
Colonial Commercial Corp.     100.00     98.09     22.46      0.03     27.69     47.69
NASDAQ Stock Market (U.S.)    100.00     60.09     45.44     26.36     38.55     40.87
Russell 2000                  100.00     96.98     99.39     79.03    116.38    137.71

* $100 INVESTED ON 12/31/99 IN STOCK OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEAR ENDING DECEMBER 31.

     The annual changes for the five-year period are based on the assumption that $100 had been invested on December 31, 1999 and that all dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on December 31, 2004.

     ITEM II.  RELATIONSHIP WITH AND RATIFICATION OF SELECTION OF INDEPENDENT
     ------------------------------------------------------------------------
                                    AUDITORS
                                    --------

     The Board of Directors of the Company, on the recommendation of the audit committee, has appointed the firm of Weiser LLP to serve as independent auditors of the Company for the fiscal year 2005, subject to ratification of this appointment by the stockholders of the Company. If the stockholders disapprove of the selection, the Board of Directors intends to reconsider the selection of auditors, for the fiscal year 2006, since it would be impractical to replace the Company's auditors so late into the Company's current fiscal year.

     On November 20, 2003, KPMG LLP informed the Company that KPMG LLP would not conduct the audit for fiscal year 2003 or any interim period thereof. The audit reports of KPMG LLP on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of KPMG LLP on the Company's financial statements as of December 31, 2002 and for the year then ended raised substantial doubt about the Company's ability to continue as going concern. In addition, the 2002 report of KPMG LLP included a reference to a change of accounting principles as the report included a reference to a footnote, which discusses that the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" as of January 1, 2002.

     The Company's change of independent accountants was approved by the Company's audit committee and board of directors.

     In connection with the two fiscal years ended December 31, 2002 and the subsequent interim period through November 20, 2003, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with any report.

     On November 20, 2003, the Company engaged Weiser LLP, as its new independent accountants. Prior to engaging Weiser LLP, the Company did not consult with its new independent accountants regarding any matter under the circumstances described in Item 304(a)(2)of Regulation S-K.

     Weiser LLP has advised the Company that neither it, nor any of its members, has any direct or material indirect financial interest in the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEISER LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                  VOTE REQUIRED
                                  -------------

     Election of Directors: Common Directors will be elected at the meeting by a plurality of the votes cast by Common Stockholders and Preferred Directors will be elected at the meeting by a plurality of the votes cast by the Preferred Stockholders. On this matter, abstentions and broker non-votes will have no effect on the voting.

     Ratification of the Appointment of Independent Auditors: The appointment of Weiser, LLP as independent auditors requires the affirmative vote of a majority of the common and preferred shares, voting together, cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

                             EXPENSE OF SOLICITATION
                             -----------------------

     The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                 STOCKHOLDERS' PROPOSALS FOR 2006 ANNUAL MEETING
                 -----------------------------------------------

     Any stockholder proposal intended to be presented at the Company's 2006 Annual Meeting must be received by the Secretary of the Company, 120 New South Road, Hicksville, New York 11801, no later than December 31, 2005, in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                                  ANNUAL REPORT
                                  -------------

     A copy of our Annual Report for the 2004 Fiscal Year has been mailed concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. A COPY OF OUR FORM 10-K IS AVAILABLE UPON REQUEST. The Annual Report is not incorporated into the Proxy Statement and is not considered proxy solicitation material.

                                  OTHER MATTERS
                                  -------------

     Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                        By Order of the Board of Directors,
                                                              William Salek
Hicksville, New York                                              Secretary
April 29, 2005

                            COLONIAL COMMERCIAL CORP.

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THE UNDERSIGNED HEREBY APPOINTS MICHAEL GOLDMAN, BERNARD KORN AND WILLIAM PAGANO, AND EACH OF THEM JOINTLY AND SEVERALLY, PROXIES, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF COLONIAL COMMERCIAL CORP. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2005 OR ANY ADJOURNMENTS THEREOF.

                         PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF SHAREHOLDERS

                            COLONIAL COMMERCIAL CORP.

                                  COMMON STOCK


                                  JUNE 15, 2005

      --

A /X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
  ---




1. ELECTION OF DIRECTORS: NOMINEES FOR COMMON STOCK DIRECTORS: E. BRUCE FREDRIKSON, MELISSA GOLDMAN, MICHAEL GOLDMAN, BERNARD KORN, WILLIAM PAGANO, AND
CARL L. SUSSMAN      FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

                  ---------------------------------------------


                    FOR                              WITHHELD

                    ____                               ____

                   /____/                             /____/


2. PROPOSAL TO RATIFY THE SELECTION OF WEISER, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005:


                    FOR             AGAINST           ABSTAIN

                   ____              ____              ____

                  /____/            /____/            /____/

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
THE ELECTION AS DIRECTORS OF   FREDRIKSON, GOLDMAN, GOLDMAN,  KORN, PAGANO, AND
SUSSMAN AND THE RATIFICATION OF THE SELECTION OF WEISER LLP.



PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURES                  DATE         SIGNATURES                 DATE
          -----------------     --------           ----------------     --------

NOTE: PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                            COLONIAL COMMERCIAL CORP.

                           CONVERTIBLE PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THE UNDERSIGNED HEREBY APPOINTS MICHAEL GOLDMAN, BERNARD KORN AND WILLIAM PAGANO, AND EACH OF THEM JOINTLY AND SEVERALLY, PROXIES, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF CONVERTIBLE PREFERRED STOCK OF COLONIAL COMMERCIAL CORP. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2005 OR ANY ADJOURNMENTS THEREOF.


                         PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF SHAREHOLDERS

                            COLONIAL COMMERCIAL CORP.

                           CONVERTIBLE PREFERRED STOCK


                                  JUNE 15, 2005

   --

A /X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
  ---


1. ELECTION OF DIRECTORS: NOMINEES FOR PREFERRED STOCK DIRECTORS: WILLIAM KOON, RONALD MILLER AND JACK ROSE


            FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

                  ---------------------------------------------


                    FOR                              WITHHELD

                    ____                               ____

                   /____/                             /____/

2. PROPOSAL TO RATIFY THE SELECTION OF WEISER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005:


                    FOR             AGAINST           ABSTAIN

                    ____             ____               ____

                  /____/            /____/             /____/


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. WILLIAM KOON, RONALD MILLER AND JACK ROSE AND THE RATIFICATION OF THE SELECTION OF WEISER LLP.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURES                  DATE         SIGNATURES                 DATE
          -----------------     --------           ----------------     --------

NOTE: PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.